SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                 SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:



[ ] Preliminary Proxy Statement                 [  ]  Confidential, for  Use of
[X] Definitive Proxy Statement                          the  Commission Only (as
[ ] Definitive Additional Materials                     permitted by Rule
[ ] Soliciting Material Pursuant to                     14a-6(e)(2))
      sec. 240.14a-11(c) or sec.
      240.14a-12


                    First Horizon Pharmaceutical Corporation
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     (5)  Total fee paid:

          ______________________________________________________________________

     [ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ______________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

     (3)  Filing Party:

          ______________________________________________________________________

     (4)  Date Filed:

          ______________________________________________________________________

                 [First Horizon Pharmaceutical Corporation Logo]
                    First Horizon Pharmaceutical Corporation

 -------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                                  MAY 24, 2002
 -------------------------------------------------------------------------------

TO OUR STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of First Horizon Pharmaceutical Corporation, a Delaware corporation ("First Horizon"), will be held at 6195 Shiloh Road, Alpharetta, Georgia 30005, on Friday, May 24, 2002, at 10:00 a.m., Eastern Daylight Time, for the following purposes:

     1.   To elect two Class C Directors to First Horizon's Board of Directors;

     2.   To  consider a proposal  to approve an  amendment  to First  Horizon's
          Restated  Certificate  of  Incorporation   increasing  the  number  of
          authorized shares of common stock to 100,000,000;

     3. To consider a proposal to approve and adopt the First Horizon 2002 Stock Plan conditioned upon approval of the amendment to First Horizon's Restated Certificate of Incorporation ; and

     4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     Only stockholders who held their shares at the close of business on April 17, 2002, the record date, are entitled to notice of, and to vote at the Annual Meeting or any adjournments thereof.

     A  copy  of  First  Horizon's  2001  Annual  Report  containing   financial
statements is enclosed.

     YOUR ATTENTION IS DIRECTED TO THE ACCOMPANYING PROXY STATEMENT. WE INVITE ALL STOCKHOLDERS TO ATTEND THE ANNUAL MEETING. TO ENSURE THAT YOUR SHARES WILL BE VOTED AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES IN PERSON EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY.

                                           By Order of the Board of Directors

                                           /s/ Mahendra G. Shah, Ph.D.
                                           -------------------------------------
                                           Mahendra G. Shah, Ph.D.
                                           Chairman, Chief Executive Officer and
                                                President

Alpharetta, Georgia
April 24, 2002

                 [First Horizon Pharmaceutical Corporation Logo]


                    FIRST HORIZON PHARMACEUTICAL CORPORATION
                                6195 SHILOH ROAD
                            ALPHARETTA, GEORGIA 30005

    ----------------------------------------------------------------------------
                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                                  MAY 24, 2002
    ----------------------------------------------------------------------------

                     SOLICITATION AND REVOCATION OF PROXIES


     The enclosed proxy is solicited by and on behalf of the Board of Directors of First Horizon Pharmaceutical Corporation, a Delaware corporation ("First Horizon" or the "Company"), for use at First Horizon's 2002 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Friday, May 24, 2002 at 10:00 a.m., Eastern Daylight Time, at the Company's Corporate Headquarters at 6195 Shiloh Road, Alpharetta, Georgia 30005, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

     The Company is bearing all the expenses associated with this solicitation. In addition to solicitation by mail, officers, directors and regular employees of the Company, who will receive no additional compensation for their services, may solicit proxies by mail, fax or personal calls. The Company has requested brokers and nominees who hold stock in their name to furnish this proxy material to their customers and the Company will reimburse such brokers and nominees for their related out-of-pocket expenses.

     Holders of record of First Horizon's common stock at the close of business on April 17, 2002 will be eligible to vote at the meeting. First Horizon's stock transfer books will not be closed. At the close of business on April 17, 2002, First Horizon had outstanding a total of 27,761,799 shares of common stock. Each such share will be entitled to one vote, non-cumulative, at the meeting.

     Other than the matters set forth herein, management is not aware of any other matters that may come before the meeting. If any other business should properly come before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote the shares represented by the effective proxies and intend to vote them in accordance with their best judgment.

     The Company's Board of Directors has designated the two persons named on the enclosed proxy card, Mahendra G. Shah, Ph.D. and Jon S. Saxe, to serve as proxies in connection with the Annual Meeting. These proxy materials and the accompanying Annual Report are being mailed on or about April 24, 2002 to our stockholders of record on April 17, 2002.

                                    IMPORTANT

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED TO FIRST HORIZON'S TRANSFER AGENT AT LASALLE BANK NATIONAL ASSOCIATION, ATTENTION: PROXY DEPARTMENT, 135 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60603, TO BE RECEIVED NO LATER THAN MAY 23, 2002. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO FIRST HORIZON OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                                VOTING PROCEDURES

REVOCABILITY OF PROXIES

You may revoke any proxy you execute at any time prior to its use at the Annual Meeting by:

     o delivering written notice of revocation to our Secretary at the Company's Corporate Headquarters;

     o delivering an executed proxy bearing a later date to the Company's Secretary; or

     o    attending the Annual Meeting and voting in person.

RECORD DATE

     The Company's Board of Directors has fixed the close of business on April 17, 2002, as the record date for determining which stockholders are entitled to notice of and to vote at the Annual Meeting. At the close of business on the record date, 27,761,799 shares of the Company's common stock were outstanding.

VOTING; QUORUM

     Each share of common stock outstanding on the record date is entitled to one vote per share at the Annual Meeting. Stockholders are not entitled to cumulate their votes. The presence, in person or by proxy, of the holders of a majority of the Company's outstanding shares of common stock is necessary to constitute a quorum at the Annual Meeting.

     If a quorum is present at the Annual Meeting, the two nominees who receive the greatest number of votes cast for the election of Class C Directors by the shares present and voting in person or by proxy will be elected as Class C Directors. The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock entitled to vote in person or by proxy is required to approve the amendment to the Company's Restated Certificate of Incorporation. The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock represented at the Annual Meeting in person or by proxy and entitled to vote will be required to approve the First Horizon Pharmaceutical Corporation 2002 Stock Plan (the "2002 Plan").

EFFECT OF ABSTENTIONS

     If you abstain from voting, your shares will be deemed present at the Annual Meeting for purposes of determining whether a quorum is present. Each Class C Director will be elected by a plurality of the votes cast and only votes cast in favor of a nominee will have an effect on the outcome. Therefore, abstentions from voting will not affect the outcome of the election. Abstentions from voting will have the effect of a vote "against" the proposal to approve the amendment to the Company's Restated Certificate of Incorporation increasing the number of authorized shares of common stock to 100,000,000 and "against" the proposal to approve the 2002 Plan.

EFFECT OF BROKER NON-VOTES

     If a broker holds your shares in street name, you should instruct your broker how to vote. If you do not provide voting instructions, the broker will have discretionary voting authority. Broker non-votes are deemed present at the

Annual Meeting for purposes of determining whether a quorum is present. However, broker non-votes are not counted as votes "for" or "against" the election of the Class C Directors. Broker non-votes will be disregarded and will therefore have the effect of a vote "against" approval of the amendment to the Company's Restated Certificate of Incorporation increasing the number of authorized shares of common stock to 100,000,000, and are not counted in determining the number of votes cast on the proposal for approval of the 2002 Plan.

PROXY PROCEDURE

     When a proxy card is properly dated, executed and returned, the shares it represents will be voted at the Annual Meeting in accordance with the instructions specified in the proxy. If no specific instructions are specified, the shares will be voted "for" the election of the two Director nominees described below, will be voted "for" approval of the amendment to the Company's Restated Certificate of Incorporation increasing the number of authorized shares of common stock to 100,000,000 and "for" approval of the 2002 Plan. If other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment with respect to such matters.


                                   PROPOSAL 1
                  NOMINATION AND ELECTION OF CLASS C DIRECTORS

     The persons named in the enclosed proxy will vote to elect the nominees named below under "Nominees for Class C Director" unless instructed otherwise in the proxy. The two persons receiving the greatest number of votes shall be the persons elected as Class C Directors. Shares represented by proxies which are marked "withhold authority" for either nominee will have the same effect as a vote "against" the nominee. The Class C Directors are to hold office until the 2005 annual meeting of stockholders and until their respective successors are duly qualified and elected.

     The name and certain information concerning the persons nominated to be elected as Class C Directors by the Board of Directors at the Annual Meeting is set forth below.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED BELOW UNDER "NOMINEES FOR CLASS C DIRECTOR."

     Although the nominees have consented to serve as a Director if elected, and the Board of Directors has no reason to believe that the nominees will be unable to serve as a Director, if either nominee or both nominees withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board of Directors. The following information regarding the Company's Directors and executive officers, including the nominees, is relevant to your consideration of the slate proposed by the Board of Directors.

DIRECTORS AND EXECUTIVE OFFICERS

         The current directors and executive officers of the Company are as follows:

                       Name       Age                        Position

Mahendra G. Shah, Ph.D. (1)....    57    Chairman of the Board, Chief  Executive
                                              Officer and President
Balaji Venkataraman............    35    Executive Vice President, Chief
                                                Financial Officer, Chief
                                                Operating Officer and Secretary
Christopher D. Offen...........    53    Executive Vice President and Chief
                                         Commercial Officer
Robert D. Godfrey, Jr..........    38    Senior Vice President of Sales and
                                                Sales Operations
William G. Campbell............    46    Vice President of Administration,
                                                Controller and Treasurer
Andrew D. Shales...............    40    Vice President of Marketing
Michael A. Leone...............    45    Vice President of Sales
Jerry N. Ellis(2)..............    64    Director
John N. Kapoor, Ph.D. .........    58    Director
Pierre Lapalme(2)(3)...........    61    Director
Jon S. Saxe(2)(3)..............    65    Director
Patrick J. Zenner(3)...........    55    Director

....
(1)  Member of Stock Option Subcommittee.
(2)  Member of the Audit Committee.
(3)  Member of the Compensation Committee.

     The Board of Directors is divided into three classes, with each class holding office for staggered three-year terms. The terms of Class A Directors, Jerry N. Ellis and John N. Kapoor, Ph.D., expire in 2003, the terms of Class B Directors, Mahendra G. Shah, Ph.D. and Jon S. Saxe, expire in 2004 and the terms of the Class C Directors, Pierre Lapalme and Patrick J. Zenner, expire in 2002 at the Annual Meeting for which proxies are being solicited pursuant to this Proxy Statement. All executive officers of the Company are chosen by the Board of Directors and serve at its discretion. There are no family relationships among the Company's officers and Directors.

NOMINEES FOR CLASS C DIRECTOR

     The following persons' names will be placed in nomination for election to the Board of Directors. The shares represented by the proxy cards returned will be voted FOR the election of these nominees unless you specify otherwise or unless authority to vote for either nominee has been withheld in the proxy.

     Pierre Lapalme was elected a Director in April 2000 and his current term as Director will expire at the Annual Meeting. Mr. Lapalme has served as the President and Chief Executive Officer of Ethypharm Inc. (North America), a global drug delivery systems company, since 1997. He is non-executive Chairman of the Board of DiagnoCure Inc., a biopharmaceutical company specializing in the development and marketing of products aimed at the diagnosis and treatment of genito-urinary cancers. He is a director of Ferring Canada Inc., a global pharmaceutical company, and Biovet Inc., a greater-Montreal based veterinary product company. He is a former member of the Board of the National Pharmaceutical Council U.S.A. and of the Pharmaceutical Manufacturers Association of Canada (PMAC). From 1979 to 1990, Mr. Lapalme was Chief Executive Officer and President of Rhone-Poulenc Canada Inc. and Rhone-Poulenc Pharmaceuticals North America. He was appointed Senior Vice President and General Manager of Rhone-Poulenc Rorer North America in 1990 and served in that position until 1994. Mr. Lapalme attended the University of Western Ontario and INSEAD France.

     Patrick J. Zenner was appointed to the Board of Directors in April 2002. From 1993 to 2001, Mr. Zenner served as President and Chief Executive Officer of Hoffmann-LaRoche Inc. and served on its Global Pharmaceutical Executive
Committee. From 1969 to 1993, Mr. Zenner held various positions at Hoffmann-LaRoche including sales representative and Vice President and General Manager of Roche Laboratories. He is a director of Dendrite International, Praecis Pharmaceuticals Inc., Geron Corporation and Genta Inc. Mr. Zenner received a B.S.B.A. from Creighton University and an M.B.A from Fairleigh Dickinson University.

OTHER DIRECTORS AND EXECUTIVE OFFICERS

     Mahendra G. Shah, Ph.D. is the Chairman of the Board, Chief Executive Officer and President. Dr. Shah has been a Director since 1993, and his present term as Director will expire at the annual meeting of stockholders to be held in 2004. Dr. Shah became Chief Executive Officer in October 1999 and President in January 2002. From 1991 to 2000, he was a Vice President of EJ Financial Enterprises, Inc., which manages a fund that invests in healthcare companies. From 1996 to the present, he has been the President of Protomed Pharmaceuticals, Inc., which is a privately-held drug development company. From 1987 to 1991, he was the senior director of new business development with Fujisawa USA, Inc. Prior to that, he worked in various scientific and management positions with Schering-Plough and Bristol Myers-Squibb Company. He serves on the board of Structural Bioinformatics Inc. and Introgen Therapeutics. He was previously Chairman of Inpharmakon Corporation. Dr. Shah received a Ph.D. degree in Industrial Pharmacy from St. John's University. EJ Financial Enterprises, Inc. is the managing general partner of Kapoor-Pharma Investments, L.P., the Company's largest stockholder.

     Balaji Venkataraman has been the Vice President and Chief Financial Officer since October 1999 and was appointed as Executive Vice President and Secretary in January 2001 and Chief Operating Officer in January 2002. Between August 1998 and September 1999, he was Vice President of Corporate Development and Strategic Planning at the Company. He also served as a consultant to the Company during his employment as the Director of Strategic Planning at EJ Financial Enterprises, Inc. from September 1997 to August 1998. From 1995 to 1997, he was an Associate, Licensing and New Business Start-Up, at the University of Pennsylvania Center for Technology Transfer. From 1994 to 1995, he was the Marketing Manager at Curative Technologies Inc., a wound care services company. From 1993 to 1994, he was a Technical Sales Representative for Millipore Corporation. From 1991 to 1993 he was the Senior Research Chemist at Scios Inc. He has also held product management and finance positions at Schering Plough and Pfizer. Mr. Venkataraman received an M.S. degree in Organic Chemistry from Case Western Reserve University and an M.B.A. degree from the Wharton School at the University of Pennsylvania.

     Christopher D. Offen was appointed Vice President and Chief Commercial Officer in January 2001 and Executive Vice President in January 2002. Prior to joining the Company, from 2000 to 2001, Mr. Offen was Senior Vice President and Managing Director at A.M. Pappas & Associates, an international life science venture capital company. From 1991 through 1999, Mr. Offen was Senior Vice President of Commercial Operations, Vice President of Business Development and Vice President of Marketing of Solvay Pharmaceutical, Inc. From 1971 to 1991,

Mr. Offen worked at Burroughs Wellcome Co. (now GlaxoSmithKline). Mr. Offen attended the Advanced Executive Program at the Kellogg School of Business at Northwestern University, received an M.B.A. degree from George Mason University concentrating in Marketing/Management and a B.S. degree in Pre-Medicine from The Catholic University of America.

     Robert D. Godfrey, Jr. was appointed as Vice President of Sales in 1998 and Senior Vice President of Sales and Sales Operations in January 2002. He served as the National Sales Manager between 1996 and 1998. He began his career with the Company in 1992 as a Sales Representative for the Jacksonville, Florida, territory and was promoted in 1994 to District Manager of the Florida sales territory. At that time, in addition to his managerial responsibilities, he continued to promote the Company's products to physicians and pharmacies until 1995. Prior to his career with the Company, Mr. Godfrey held the position of Marketing Research Consultant with MGT Information Systems and also worked independently as a Research Consultant in the southeastern United States. Mr. Godfrey received an M.B.A. degree and a B.S. degree in Marketing from Jacksonville University.

     William G. Campbell was appointed as Controller and Treasurer in 1998 and Vice President of Administration in January 2002. Prior to joining the Company, from 1995 to 1998, Mr. Campbell was the Controller/CFO of DialysisAmerica, Inc. He was the Associate Administrator/CFO of Stringfellow Memorial Hospital from 1993 to 1995; and from 1989 to 1993, he was the Director of Budgets, Costs and Reimbursement at Grady Memorial Hospital. His prior professional experience also includes a number of for-profit and not-for-profit consulting, big five public accounting, governmental auditing and internal audit positions. Mr. Campbell is a Certified Public Accountant and received a B.A. degree in Accounting from Walsh College of Accountancy and Business Administration and an M.B.A. degree in Accounting from Kennesaw State College.

     Andrew G. Shales was appointed as Vice President of Marketing in May 2001. From 1997 to May 2001, Mr. Shales held various marketing managerial positions at UCB Pharma, Inc., a global, research-based pharmaceutical company headquartered in Brussels, Belgium. From 1996 to 1997, Mr. Shales directed the marketing of products in the cardiovascular and obesity markets while working at Medeva Pharmaceutical, Inc. Mr. Shales started his career at Solvay Pharmaceuticals, Inc. as a sales representative and also worked as a Market Research Analyst and Product Manager. Mr. Shales graduated from King's College in Wilkes-Barre, Pennsylvania with a B.A. degree in Psychology.

     Michael A. Leone was appointed as Vice President of Sales in January 2002. From 1999 to 2000, Mr. Leone was a consultant to a number of biotechnology and pharmaceutical firms, creating strategically aligned sales and managed care organizations and developing customer focused strategies for those organizations. From 1977 to 1999, Mr. Leone worked at E.R. Squibb & Sons, Inc. and Bristol-Myers Squibb Company in positions of increasing responsibility including National Accounts Director, Regional Business Director, and National Director, Federal and Institutional Sales. Mr. Leone received a B.S. degree in Biology from the University of South Florida.

     Jerry N. Ellis was elected a Director in November 2000 and his current term as Director will expire at the annual meeting of stockholders to be held in 2003. Mr. Ellis has over thirty years of auditing and accounting experience. From 1994 to 2000, Mr. Ellis was a consultant to Arthur Andersen LLP for services focusing on international auditing, audit committee practices, business risk management and training. From 1973 to 1994, he was a partner at Arthur Andersen in their Dallas, Madrid and Chicago offices. From 1962 to 1973, Mr. Ellis was an auditor at Arthur Andersen. Mr. Ellis is a director of Akorn, Inc. and an Adjunct Professor of Advanced Auditing at the University of Iowa. Mr. Ellis is a Certified Public Accountant and received B.B.A. and M.B.A. degrees from the University of Iowa.

     John N. Kapoor, Ph.D. has been a Director since 1996, and his present term as Director will expire at the annual meeting of stockholders to be held in 2003. Dr. Kapoor has over twenty years of experience in the healthcare field through his ownership and management of healthcare-related businesses. In 1990, Dr. Kapoor founded Kapoor-Pharma Investments, L.P., the Company's largest stockholder, and its managing partner, EJ Financial Enterprises, Inc., of which he is the president and sole stockholder. EJ Financial provides general funds and strategic advice to healthcare businesses. Dr. Kapoor is the Chairman of Optioncare, Inc., Akorn, Inc., Introgen Therapeutics, Inc., and Neopharm, Inc. Dr. Kapoor is a chairman of several private companies and a director of several other private companies. Dr. Kapoor received a B.S. degree from Bombay University and a Ph.D. degree in Medicinal Chemistry from the State University of New York.

     Dr. Kapoor has served as Interim Chief Executive Officer of Akorn since March 2001. In April 2002, Akorn announced that it had been informed by the staff of the Securities and Exchange Commission that the staff planned to recommend to the Commission that it bring an enforcement action against Akorn for injunctive relief concerning alleged misstatements in periodic reports for fiscal 2000 as a result of an alleged failure to adequately reserve for doubtful accounts receivable and alleged overstatement of accounts receivable balances. Mr. Ellis became a director of Akorn after the relevant periods which are the subject of the Securities and Exchange Commission inquiry.

     Dr. Kapoor was previously the Chairman and President of Lyphomed Inc. Fujisawa Pharmaceutical Co. Ltd. was a major stockholder of Lyphomed from the mid-1980s until 1990, at which time Fujisawa completed a tender offer for the remaining shares of Lyphomed, including the shares held by Dr. Kapoor. In 1992, Fujisawa filed suit in federal district court in Illinois against Dr. Kapoor alleging that between 1980 and 1986, Lyphomed filed a large number of allegedly fraudulent new drug applications with the FDA, and that Dr. Kapoor's failure to make certain disclosures to Fujisawa constituted a violation of federal securities laws and the Racketeer Influenced and Corrupt Organizations Act. Fujisawa also alleged state law claims. Dr. Kapoor countersued, and in 1999, the litigation was settled on terms mutually acceptable to the parties. The terms of the settlement are subject to a confidentiality agreement. Dr. Kapoor also controls Inpharmakon Corporation, a party to one of our development agreements. Dr. Kapoor is the trustee of the John N. Kapoor Trust, dated September 30, 1989, which is a partner in Kapoor-Pharma Investments, L.P.

     Jon S. Saxe was elected a Director in January 2000 and his present term as Director will expire at the annual meeting of stockholders to be held in 2004. He also serves as a director of Protein Design Labs, Inc. Mr. Saxe served as President of Protein Design Labs, Inc. from January 1995 to May 1999. In addition, he is a director of Questcor Pharmaceuticals Inc., Incyte Genomics Inc., ID Biomedical Corporation, Insite Vision, SciClone Pharmaceuticals, Inc. and is Chairman of Point Biomedical Corporation and Iconix Pharmaceuticals. Mr. Saxe served as President of Saxe Associates, a biotechnology consulting firm, from May 1993 to December 1994 and currently a Principal. He served as the President, Chief Executive Officer and a director of Synergen, Inc., a biopharmaceutical company, from October 1989 to April 1993. Mr. Saxe served in various positions including Vice President of Licensing and Corporate Development and Head of the Patent Law Department for Hoffmann-LaRoche, Inc. from 1960 through 1989. Mr. Saxe received a B.S. Ch.E. degree from Carnegie-Mellon University, a J.D. degree from George Washington University School of Law, and an L.L.M. degree from New York University School of Law.

ATTENDANCE AT MEETINGS AND BOARD COMMITTEES

     During the fiscal year ended December 31, 2001, the Board of Directors held a total of six meetings and also took action by written consent. Each member of the Board of Directors who served on the Board during 2001 attended more than

75% of the meetings of the Board of Directors and committees of the Board of which he was a member.

     The Board of Directors formed a Compensation Committee in January 2000. The Compensation Committee is responsible for recommending salaries and incentive compensation for executive officers and administering the Company's 2000 Stock Option Plan and Employee Stock Purchase Plan. The members of the Compensation Committee are Pierre Lapalme, Jon S. Saxe and, effective April 2002, Patrick J. Zenner. During 2001, the Compensation Committee held two meetings and also took action by written consent.

     In September 2000, the Compensation Committee delegated its authority under the 2000 Stock Plan to a Stock Option Subcommittee to grant certain options to non-executive employees. The Board of Directors appointed Mahendra G. Shah, Ph.D. and R. Brent Dixon, formerly the President and a Director of the Company, as members of the stock option subcommittee. Dr. Shah is currently the sole member of the subcommittee.

     The Board of Directors formed an Audit Committee in January 2000. The Audit Committee is responsible for (i) reviewing the Company's financial results and the scope and results of audits; (ii) evaluating the Company's system of internal controls and meeting with independent public accountants and appropriate Company financial personnel concerning the Company's system of internal controls; (iii) recommending to the Board of Directors the appointment of the independent public accountants; and (iv) evaluating the Company's financial reporting activities and the accounting standards and principles followed. The current members of the Audit Committee are Jerry N. Ellis, Pierre Lapalme and Jon S. Saxe. During 2001, the Audit Committee held six meetings and also took action by written consent.

     Notwithstanding anything to the contrary set forth in any of First Horizon's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate other First Horizon filings, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

AUDIT COMMITTEE REPORT

     The Board of Directors maintains an Audit Committee comprised of three of the Company's outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(14). The Board has adopted a written Charter of the Audit Committee.

     The Audit Committee oversees the Company's financial process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of the financial statements with United States generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2001 with management and the independent auditors, including without limitation, a discussion with the independent auditors of the matters required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61.

     In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with Securities and Exchange Commission.

                                  Jon S. Saxe, Audit Committee Member
                                  Jerry N. Ellis, Audit Committee Member
                                  Pierre Lapalme, Audit Committee Member

     The Company incurred the following fees for services performed by Arthur Andersen LLP in 2001:

Audit Fees

     Fees for the year 2001 audit and the review of Forms 10-Q in 2001 were $138,200.

Financial Information Systems Design and Implementation Fees

     Arthur Andersen LLP did not render any services related to financial information systems design and implementation for the year ended December 31, 2001.

All Other Fees

     Aggregate fees billed for all other services rendered by Arthur Andersen LLP for the year ended December 31, 2001 were $379,000, which primarily related to tax services and services related to the Company's follow-on public offering. The Audit Committee determined that the payments made to its independent accountants for non-audit services during 2001 were not inconsistent with maintaining Arthur Andersen LLP's independence.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of April 17, 2002 by all persons known by the Company to own beneficially more than five percent (5%) of the common stock of the Company, each Director, each of the persons named as a Named Executive Officer in the Summary Compensation Table in this Proxy Statement, and all Directors and executive officers as a group.

     Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power, or shares voting and/or investment power with his or her spouse, with respect to all shares of Common Stock listed as owned by that person or entity. Except as otherwise noted below, the address of each person listed below is the Company's address.

     The number of shares beneficially owned by each stockholder is determined under rules promulgated by the Securities and Exchange Commission. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and any shares as to which the individual has the right to acquire beneficial ownership within 60 days of April 17, 2002 through the exercise of any stock option, warrant or other right. The inclusion in the following table of those shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares.

Name and Address of             Number of Shares            Percentage of Shares
  Beneficial Owner             Beneficially Owned            Beneficially Owned

5% Stockholders
Kapoor-Pharma Investments,
        L.P.(1)..............      9,172,791                       33.0%
225 E. Deerpath, Suite 250
Lake Forest, IL 60045

Directors and Named Executive Officers
John N. Kapoor, Ph.D. (1)....      9,172,791                       33.0%
R. Brent Dixon...............        956,700                        3.4%
Mahendra G. Shah, Ph.D. (2)..        904,965                        3.2%
Robert D. Godfrey, Jr. (3)...        143,437                           *
Balaji Venkataraman (4)......        170,625                           *
Christopher Offen (5)........         28,124                           *
Jerry N. Ellis (6)...........          4,687                           *
Pierre Lapalme (7)...........          8,687                           *
Jon S. Saxe (8)..............          8,437                           *
Patrick J. Zenner                          0                           *
All directors and executive
   officers as a group
   (12 persons)(9)                10,493,755                       36.8%

--------------

* Represents less than one percent ownership.
(1) John N. Kapoor, Ph.D., one of the Company's directors, is the president and sole stockholder of the managing general partner of Kapoor-Pharma Investments, L.P. In such capacity, Dr. Kapoor has the authority to vote and dispose of the shares owned by Kapoor-Pharma Investments and is therefore deemed the beneficial owner of those shares.
(2) Includes 436,875 shares of common stock issuable upon exercise of stock options exercisable within 60 days. Also includes 15,000 shares that Dr. Shah owns as custodian for his daughter that he may be deemed to beneficially own and 400,000 shares owned by Shah Investors L.P. of which Dr. Shah is general partner. In such capacity, Dr. Shah has the authority to vote and dispose of the shares owned by Shah Investors L.P. and is therefore deemed the beneficial owner of those shares.
(3) Includes 143,437 shares of common stock issuable upon exercise of stock options exercisable within 60 days.
(4) Includes 170,625 shares of common stock issuable upon exercise of stock options exercisable within 60 days.
(5) Includes 28,124 shares of common stock issuable upon exercise of stock options exercisable within 60 days.
(6) Includes 4,687 shares of common stock issuable upon exercise of stock options exercisable within 60 days.
(7) Includes 8,437 shares of common stock issuable upon exercise of stock options exercisable within 60 days.
(8) Includes 8,437 shares of common stock issuable upon exercise of stock options exercisable within 60 days.
(9) Includes 852,184 shares of common stock issuable upon exercise of stock options exercisable within 60 days.

EXECUTIVE COMPENSATION

     The following table provides certain summary information concerning compensation paid by the Company to its Chief Executive Officer and the four most highly compensated executive officers (the "Named Executive Officers") of the Company who received an annual salary and bonus in excess of $100,000 for the year ended December 31, 2001.

                           Summary Compensation Table

                                                                                     Long-Term
                                                                                    Compensation
                                                                                       Award
                                                      Annual Compensation             Shares
                                                  ---------------------------       Underlying          All Other
Name and Principal Position           Year          Salary           Bonus            Options          Compensation
                                      ----        ----------     ------------     ---------------    ----------------

Mahendra G. Shah, Ph.D. (1).....      2001         $247,917         $250,000          472,500            $5,430 (2)
  Chairman, Chief Executive           2000         $162,500               --               --                    --
  Officer and President               1999            --(1)          $55,200          300,000                    --
R. Brent Dixon*.................      2001         $164,204          $54,000           75,000            $4,880 (3)
  Former President                    2000         $130,000               --               --            $1,714 (3)
                                      1999         $100,000           27,600           60,000            $1,567 (3)
Balaji Venkataraman.............      2001         $148,787           75,000          262,500             $ 180 (4)
  Executive Vice President, Chief     2000         $112,500            7,172               --             $ 171 (4)
  Financial Officer, Chief            1999          $93,400           21,250          200,000              $ 24 (4)
  Operating Office and Secretary
Christopher D. Offen (5)........      2001         $143,750           75,000          152,500             $ 180 (6)
  Executive Vice President and        2000               --               --               --                    --
  Chief Commercial Officer            1999               --               --               --                    --
Robert D. Godfrey, Jr...........      2001         $129,412          $45,000           43,750            $3,030 (7)
  Vice President, Sales               2000         $107,500               --               --            $2,009 (7)
                                      1999          $85,950          $20,000           70,000            $2,024 (7)

---------------

*    Mr. Dixon ended his service as President as of December 31, 2001.
(1)  Dr. Shah did not receive a salary in 1999.
(2) Represents $5,250 contributed under the Company's 401(k) plan in 2001, and $180 for term life insurance premiums in 2001.
(3) Represents $1,543, $1,543 and $4,700 contributed under the Company's 401(k) plan in 1999, 2000 and 2001, respectively, and $24, $171 and $180 for term life insurance premiums in 1999, 2000 and 3001, respectively.
(4) Represents $24, $171 and $180 for term life insurance premiums in 1999, 2000 and 2001, respectively.
(5)  Mr. Offen became employed by the Company in January 2001.
(6)  Represents $180 for term life insurance premiums in 2001.
(7) Represents $2,000, $1,838 and $2,850 contributed under the Company's 401(k) plan in 1999, 2000 and 2001, respectively, and $24, $171 and $180 for term life insurance premiums in 1999, 2000 and 2001, respectively.


Stock Option Grants

     The following tables show for the year ended December 31, 2001, information regarding options granted to, exercised by, and held at year end by the Named Executive Officers.

     Amounts reported in the potential realizable value column below are hypothetical values that may be realized upon exercise of the options immediately prior to the expiration of their term, calculated by assuming that the underlying stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option (7 years). The 5% and 10% assumed rates of appreciation are mandated by the rules of the

Securities and Exchange Commission and do not represent our estimate or projection of the future common stock price.


                                          Option Grants to Fiscal Year 2001
                                                    Individual Grants
                            ------------------------------------------------------------------
Name
                               Name of      Percentage of                  Market              Potential Realizable
                              Securities    Total Options     Exercise    Price on               Value at Assumed
                              Underlying      Granted To        Price       Date                Annual Rates of Stock
                               Options       Employees In        Per         of     Expiration  Price Appreciation
                               Granted      fiscal Year (1)     Share       Grant      Date        for Option Term
--------------------------  --------------- ---------------- ----------- ---------- ---------- ----------- -----------
                                                                                                    5%         10%
--------------------------  --------------- ---------------- ----------- ---------- ---------- ----------- -----------
Mahendra G. Shah.........       172,500(2)         11.5%     $    14.96  $   14.96  01/22/2008 $ 1,050,563 $ 2,448,259
                                300,000(3)         19.9           24.13      24.13  11/12/2008   2.947,000   6,867,763
R. Brent Dixon...........        75,000(4)          5.0           14.96      14.96  04/30/2002    456,767    1,064,461
Balaji Venkataraman......       112,500(2)          7.5           14.96      14.96  01/22/2008    685,150    1,596,691
                                150,000(3)         10.0           24.13      24.13  11/12/2008   1,473,500   3,433,882
Christopher D. Offen.....        90,000(5)          6.0           15.25      15.25  01/11/2008    558,745    1,302,114
                                 22,500(6)          1.5           18.92      18.92  05/25/2008    173,303     403,869
                                 40,000(3)          2.7           24.13      24.13  11/12/2008    392,933     915,702
Robert D. Godfrey, Jr....        18,750(2)          1.2           14.96      14.96  01/22/2008    114.192     266,115
                                 25,000(3)          1.7           24.13      24.13  11/12/2008    245,583     572,314

-------------

(1) In 2001, options to purchase a total of 1,505,674 shares of common stock were granted.
(2) The option holder may exercise the option to purchase 25% of these shares of common stock on January 22, 2002 and an additional 25% per year on the next three anniversaries thereof.
(3) The option holder may exercise the option to purchase 25% of these shares of common stock on November 12, 2002 and an additional 25% per year on the next three anniversaries thereof.
(4)  These options are fully vested.
(5) The option holder may exercise the option to purchase 25% of these shares of common stock on January 11, 2002 and an additional 25% per year on the next three anniversaries thereof.
(6) The option holder may exercise the option to purchase 25% of these shares of common stock on May 25, 2002 and an additional 25% per year on the next three anniversaries thereof.

     The following table sets forth information concerning the exercise of options during 2001 by each of the Company's Named Executive Officers and the number and value of unexercised options held by each of the Company's Named Executive Officers on December 31, 2001. The fair market value of the Company's common stock is based on a price of $30.70 per share which was the average of the high and low sale price on December 31, 2001 as reported on the Nasdaq National Market.

      Aggregated Option Exercises in Fiscal 2001 and Year-End Option Values

                                                                 Number of Shares
                                Shares                        Underlying Unexercised          Value of Unexercised
                               Acquired         Value          Options at Year Ended      in-the-Money Options at Year
Name                         Upon Exercise    Realized           December 31, 2001           Ended December 31, 2001
---------------------------  --------------  ------------   ----------------------------  ------------------------------
                                                            Exercisable   Unexercisable   Exercisable     Unexercisable
---------------------------  --------------  ------------   ------------  --------------  --------------  --------------

Mahendra G. Shah, Ph.D.               --              --       384,375       688,125         $11,326,563   $10,926,183
R. Brent Dixon                   555,000     $12,730,467       120,000            --           2,487,150            --
Balaji Venkataraman               22,500         498,532       142,500       397,500           4,157,850     6,693,450
Christopher D. Offen                  --              --            --       152,500                  --     1,918,418
Robert D. Godfrey, Jr.            33,750         766,541       108,750       118,750           3,177,063     2,642,538


EXECUTIVE OFFICERS' EMPLOYMENT AGREEMENTS

     On January 21, 2002, the Company entered into employment agreements with Mahendra G. Shah, Ph.D., Balaji Venkataraman, Christopher Offen, Robert D. Godfrey, Jr., Andrew Shales, Michel Leone and William G. Campbell. These employment agreements may be terminated by the Company with or without cause. The officers may terminate employment upon sixty days' written notice to the Company. Upon termination of Dr. Shah and Messrs. Venkataraman, Offen, Godfrey, Shales, Leone and Campbell without cause, as defined in the agreement, or upon his death, each officer or his estate will be entitled to receive his salary for twenty-four, twelve, twelve, nine, six, six and six months, respectively, following termination, a lump sum equal to 200%, 100%, 75%, 50%, 50%, 50%, 50%, respectively, of the bonus he received the preceding calendar year, if any, continued health insurance coverage substantially equivalent to that provided to the officer prior to termination for twenty-four, twelve, twelve, nine, six, six and six months, respectively, following termination, and all of the officer's unvested options will immediately vest and become exercisable.

     Upon termination by the Company for cause or termination by the officer, each officer or his estate will be entitled to receive all accrued but unpaid salary as of the date of termination. Upon any termination of these agreements, each officer will have ninety days from the date of termination to exercise any vested options.

     These employment agreements provided for minimum annual base salaries of $280,000 for Dr. Shah, $185,000 for Mr. Venkataraman, $170,000 for Mr. Offen, $145,000 for Mr. Godfrey, $137,000 for Mr. Shales, $130,000 for Mr. Leone and $115,000 for Mr. Campbell. These employment agreements entitle each officer to receive a bonus not to exceed a certain percentage of his salary based upon criteria determined by our compensation committee. The Board retains the right to award additional compensation to each officer based on the officer's contributions to the Company.

     The agreements provide that in the event of a change of control, as defined in the agreements, all options become fully vested and immediately exercisable. The employment agreements restrict each officer from engaging in or having any financial interest in a business that is in competition with the Company's business during that officer's employment with the Company and for thirty-six months following termination of employment. A business is in competition with the Company if it involves research and development work involving products that the Company markets at the time of termination or that were under study by the Company at that time and were expected to be marketed within six months. This provision does not prevent the officers from investing in a publicly held company, provided that the officer's beneficial ownership of securities does not exceed 5% of the outstanding class of the publicly held company's securities.

     The employment agreements also restrict each officer from soliciting the Company's suppliers, customers or clients for twelve months after employment. These employment agreements also prohibit each officer from soliciting, employing or engaging any of the Company's employees or affiliates for twelve months following employment. These employment agreements prohibit each officer from disclosing any of the Company's trade secrets, confidential information or ideas that the officer may have acquired or developed relating to the Company's business for sixty moths following employment.

     On January 1, 2000, the Company  entered into an employment  agreement with
R. Brent Dixon which was amended in January 2001. Mr. Dixon's employment agreement provided for a minimum annual base salary of $102,000 and entitled him to receive a bonus based on a percentage of his salary, if the Company and/or he met certain performance goals to be established by the Board of Directors each year. Mr. Dixon's employment agreement also restricted him from soliciting the

Company's suppliers, customers or clients for thirty-six months after employment. The employment agreement also prohibited Mr. Dixon from disclosing any of the Company's trade secrets, confidential information or ideas that Mr. Dixon may have acquired or developed relating to the Company's business for twelve months following employment.

     The Company entered into a separation agreement and mutual release with Mr. Dixon on December 18, 2001. Pursuant to the separation agreement, in addition to the provisions set forth in Mr. Dixon's employment agreement, the Company transferred to him title to his company car and paid him a bonus in the amount of $54,000. In addition, the Company agreed to release the non-compete restrictions in Mr. Dixon's employment agreement to permit Mr. Dixon to make passive investments in privately held businesses that may compete with the Company to the extent that Mr. Dixon does not hold a position as director, partner, executive, officer, agent, consultant or any other decision-making position for thirty-six months after the date of the separation agreement.

DIRECTOR COMPENSATION

     The Company reimburses each member of the Board of Directors for out-of-pocket expenses incurred in connection with attending Board meetings. Each Director who is not an employee also receives a fee of $15,000 per year, $1,250 for each Board meeting attended and $500 for participation in each telephonic conference. Each Director who is not an employee and not affiliated with a greater than 10% stockholder receives options to purchase shares of the Company's common stock upon election to the Board and annually after the annual meeting of stockholders.

     Notwithstanding anything to the contrary set forth in any of First Horizon's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate other First Horizon filings, including this proxy statement, in whole or in part, the following Compensation Committee Report shall not be incorporated by reference into any such filings.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors currently administers the Company's executive compensation program. The members of the Compensation Committee who determined compensation for 2001 were Pierre Lapalme and Jon S. Saxe.

General Compensation Philosophy

     The role of the Compensation Committee is to recommend the salaries and other compensation of the executive officers of the Company, and to make grants under, and to administer, the Company's stock option and employee stock purchase plans. The Company's compensation philosophy for executive officers is to relate compensation to corporate performance and increases in stockholder value, while providing a total compensation package that is competitive and enables the Company to attract, motivate, reward and retain key executives and employees. Accordingly, each executive officer's compensation package may, in one or more years, be comprised of the following three elements:

     o base salary that is designed primarily to be competitive with base salary levels in effect at similar companies and companies with which the Company competes for executive personnel;

     o annual variable performance awards, such as bonuses, payable in cash and tied to the achievement of performance goals, financial or otherwise; and

     o    long-term  stock-based incentive awards which strengthen the mutuality
          of  interests  between  the  executive   officers  and  the  Company's
          stockholders.

Executive Compensation

     Base Salary. Salaries for executive officers for 2001 were generally determined by the Compensation Committee on an individual basis by evaluating the Company's performance and each executive's scope of responsibility, performance, prior experience and salary history, as well as the salaries for similar positions at comparable companies.

     Annual Incentive Awards. The Compensation Committee considered several factors in determining bonuses in 2001 including:

     o    the position held by the executive to whom the bonus was paid;

     o total compensation paid by comparable companies to similarly situated executives;

     o    the performance of the executive;

     o the development of the Company as measured by the Company's growth in revenues, increases in doctors prescribing the Company's products and increases in the number of sales representatives; and

     o    the perceived increase in the value of the Company's business.

     Long-Term Incentive Awards. The Compensation Committee believes that equity-based compensation in the form of stock options links the interests of executive officers with the long-term interests of the Company's stockholders and encourages executive officers to remain in the Company's employ. In 2001, the Compensation Committee granted stock options in accordance with 2000 Stock Plan. During 2001, stock options to purchase 1,157,500 shares of common stock were granted to eight executive officers as incentives for them to become employees or to aid in the retention of executive officers and to align their interests with those of the stockholders. The number of shares subject to each stock option granted is within the discretion of the Compensation Committee and is based on anticipated future contribution and ability to impact the Company's results, past performance and evaluation of other compensation. The stock options granted in 2001 generally become exercisable over a four-year period and were granted at an exercise price equal to the fair market value of the Company's common stock on the date of grant.

Chief Executive Officer Compensation

     During 2001, Mahendra G. Shah, Ph.D. served as Chief Executive Officer. Dr. Shah received a base salary in 2001 of $247,917. His salary was based upon his previous service to the Company, upon salaries paid to chief executive officers of comparable pharmaceutical companies and on his performance during 2000. Dr. Shah received a bonus in 2001 of $250,000. His bonus was based on his contribution to the improved financial performance of the Company including an 89% increase in revenues and the completion of the Company's acquisition of the Prenate product line and entering into two co-promotion agreements for Nitrolingual Pumpspray and Prenate GT. Dr. Shah received options to purchase 472,500 shares of common stock which vest over a four year period. The Company granted Dr. Shah these options in order to further align his interests with those of the Company and to provide incentives to strengthen the Company's performance and to retain Dr. Shah's services. These options were granted at an exercise price equal to the fair market value on the dates that they were granted.


                          Pierre Lapalme, Compensation Committee Member Jon S. Saxe, Compensation Committee Member

     Notwithstanding anything to the contrary set forth in any of First Horizon's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate other First Horizon filings, including this proxy statement, in whole or in part, the following Performance Graph shall not be incorporated by reference into any such filings.

STOCK PRICE PERFORMANCE GRAPH

     Set forth below is a line-graph presentation comparing the cumulative stockholder return on First Horizon's common stock against cumulative total returns of the Russell 2000 Index and the JP Morgan H & Q Emerging Pharmaceuticals Index. The performance graph shows total return on investment for the period beginning May 31, 2000 when the Company's common stock began trading on the Nasdaq National Market and ending December 31, 2001. The stockholder return shown on the graph below is not necessarily indicative of future performance, and the Company will not make or endorse any predictions as to future stockholder returns.


                                 [Graph Omitted]























                   VALUE OF $100 INVESTED ON MAY 31, 2000 AT:

                                             5/00        6/00          9/00         12/00        3/01       6/01     9/01     12/01
                                             ----        ----          ----         -----        ----       ----     ----     -----
FIRST HORIZON                           $   100.00       81.25        151.05        256.26      173.97     267.51   325.38   367.38
RUSSELL 2000 INDEX                      $   100.00      108.72        109.92        102.33       95.67     109.43   86.61    104.87
JP MORGAN H & Q EMERGING                $   100.00      118.12        133.81        141.66      117.51     142.74   125.30   124.73
PHARMACEUTICALS INDEX


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Officers and Directors

     Mahendra G. Shah, Ph.D., the Company's Chairman and Chief Executive Officer, was the Vice President of EJ Financial Enterprises, Inc. through December 31, 2000. John N. Kapoor, Ph.D., one of the Company's Directors, is President and sole stockholder of EJ Financial. EJ Financial is the managing general partner of Kapoor-Pharma Investments, L.P., which beneficially owns 33% of the Company's common stock. Also, John N. Kapoor, Ph.D. is Trustee of the John N. Kapoor Trust, dated September 30, 1989. The John N. Kapoor Trust is a partner of Kapoor-Pharma Investments, L.P.

Collaboration Agreement

     In 1998, the Company entered into a Collaboration Agreement with Inpharmakon Corporation under which it acquired rights to the proprietary information for the Company's migraine product FHPC 01 currently under development. Under the Agreement, the Company must develop a workable once-a-day formulation for the drug, conduct clinical trials, file for and obtain regulatory approval, and begin commercial sales of the product within prescribed times. If the Company does not reach specified milestones on a timely basis, Inpharmakon may terminate the Agreement. In the event that Inpharmakon terminates the Agreement, the rights to develop FHPC 01 will revert back to Inpharmakon who will, under certain circumstances, be free to develop and market the product using the once-a-day formulation and the data from clinical trials and all other information acquired or developed by the Company in connection with its development efforts. The Company must also pay up to an aggregate of $950,000 in non-refundable fees at various developmental milestones through and including regulatory approval of the product, and, in the event of commercial sales of the product, the Company must pay royalties at rates which the Company believes are within industry customary ranges. If the Company elects to sell the business opportunity to a third party, the Company must share the proceeds of the sale with Inpharmakon. Pursuant to this Agreement and its amendment described below, the Company paid $200,000 to Inpharmakon in 2001. The John N. Kapoor, Ph.D. Trust owns 5% of the shares of Inpharmakon Corporation. In addition, Dr. Shah was Chairman of Inpharmakon Corporation through December 2000 and owns options to purchase 25,000 shares of Inpharmakon.

     The other owner of Inpharmakon has previously sought to renegotiate some of the terms of this Agreement based on disputes concerning the Company's achievement of milestones. In May 2000, the Company entered into an amendment of this Collaboration Agreement in which both parties released each other from any previous claims or disputes under the Agreement. The amendment deleted provisions permitting Inpharmakon to terminate the Agreement if the Company does not initiate clinical trials within a specified time period after completing a clinical biostudy on the Company's migraine product under development or if we do not file an NDA within a specified time period after completing clinical trials. In addition, the amendment provides for an increase in the total aggregate amount of milestone payments that the Company must pay for development of the migraine product from $700,000 to $950,000. The amendment also required that we pay Inpharmakon $200,000 upon completion of the Company's initial public offering, which the Company paid in June 2000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers, Directors and 10% stockholders to file reports regarding initial ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq Stock

Market. Executive officers, Directors and 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of forms filed with the Securities and Exchange Commission pursuant to
Section 16(a) of the Exchange Act or written representations from reporting persons, the Company believes that with respect to 2001, all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than 10% beneficial owners were complied with other than the following: The Form 4 reporting Brent Dixon's December 2001 sale of 25,000 shares of common stock was filed late and the Form 4 reporting Kapoor-Pharma Investments, L.P.'s December 2001 distribution of shares of common stock to its partners was filed late.

                                   PROPOSAL 2

                  PROPOSAL TO AMEND THE RESTATED CERTIFICATE OF
               INCORPORATION OF THE COMPANY TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 100,000,000

GENERAL

     The Board of Directors has approved an amendment to the Restated Certificate of Incorporation of the Company (the "Certificate of Incorporation") that will increase the aggregate number of shares of common stock authorized for issuance from 40,000,000 shares to 100,000,000 shares. Under Delaware law, this amendment to the Restated Certificate of Incorporation requires stockholder approval.

     The additional shares of common stock would become part of the existing class of common stock, and the additional shares, when issued, would have the same rights and privileges as the shares of common stock now issued. There are no preemptive rights relating to the common stock.

     The Company's Restated Certificate of Incorporation presently authorizes the issuance of 40,000,000 shares of common stock and 1,000,000 shares of preferred stock, each having a par value of $.001 per share. Of the 40,000,000 presently authorized shares of common stock, 27,761,799 shares were issued and outstanding on April 17, 2002, the record date. The Company has a pending public offering to issue up to an additional 7,475,000 shares of its common stock. Taking into account the 1,451,035 shares of common stock reserved to be issued pursuant to the Company's 2000 Stock Plan and Employee Stock Purchase Plan, this leaves approximately 3,312,166 shares of common stock remaining available for issuance. Of the 1,000,000 shares of presently authorized preferred stock, no shares were issued or outstanding as of the record date.

     Without an increase in the number of authorized shares of common stock, the Company will be significantly hampered in its strategies to implement the Company's business plans. The Board of Directors believes that the increase in the number of authorized shares is necessary in order to permit the Company to raise capital, to complete potential acquisitions and mergers, and to attract qualified employees by offering stock options for shares of common stock as incentive compensation for such persons.

     The Company currently has no definite plans to issue the proposed newly authorized shares for any of these purposes. The authorized but unissued shares will be available for issuance from time to time as may be deemed advisable or required for various purposes by the Board of Directors. The Board would be able to authorize the issuance of shares without shareholder approval. The sale and issuance of the authorized, but unissued, shares of common stock remains within the discretion of the Board of Directors, in the exercise of their fiduciary duties, and subject to applicable corporate, securities and other laws and regulations. In some instances, the rules of the Nasdaq Market requires stockholder approval of certain share issuances, notwithstanding the lack of any legal requirement for stockholder approval, such as in the case of issuance of shares of common stock which wold result in change of control.

     Although approval of this Proposal will increase the number of shares of authorized common stock, it would not immediately result in any change of the voting power or of the equity percentages of the Company owned by the stockholders prior to the issuance of any new shares. The amendment to increase the authorized shares is not intended to have any anti-takeover effect and is not part of any series of any anti-takeover measures. However, stockholders should note that the availability of additional authorized but unissued shares of common stock could make any attempt to gain control of the Company or the Board more difficult or time-consuming and that the availability of additional authorized but unissued shares might make it more difficult to remove management. Although the Board of Directors currently has no intention of doing so, shares of common stock could be issued by the Board to dilute the percentage of common stock owned by a significant shareholder and increase the cost of, or the number of, voting shares necessary to acquire control of the board or to meet the voting requirements imposed by Delaware law with respect to a business combination involving the Company. The Company is not aware of any proposed attempt to take over the Company or of any attempt to acquire a large block of the Company's common stock. The Company has no present intention to use the increased authorized common stock for anti-takeover purposes.

AMENDMENT

     If the amendment is approved, the first full paragraph of Article 4 of the Certificate of Incorporation will read as follows:

                           "ARTICLE 4: CAPITALIZATION

     The total number of shares of all classes of stock which the Corporation shall have authority to issue is 101,000,000 shares, of which 100,000,000 shares shall be designated as "Common Stock," $.001 par value per share, and 1,000,000 shares shall be designated as "Preferred Stock," $.001 par value per share."

     The only changes in Article 4 which will be affected if this Proposal is approved are the changes to the two numbers set forth in bold face type above. All other provisions of Article 4 will remain unchanged.

EFFECTIVE DATE OF THE AUTHORIZED SHARE INCREASE

     If the amendment is approved by the requisite vote of our stockholders, the amendment will be effective upon filing the Restated Certificate of Amendment of the Certificate of Incorporation with the Delaware Secretary of State, which filing is expected to take place shortly after the Annual Meeting of Stockholders. However, the exact timing of the filing of the Certificate of Amendment will be determined by the Board of Directors based upon its evaluation as to when such action will be most advantageous to us and to the Company's stockholders. In addition, the Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the amendment, if, at any time prior to filing the Certificate of Amendment, the Board of Directors, in its sole discretion, determines that it is no longer in the best interests of the Company and the stockholders. If this proposal is not approved by the stockholders, then the Certificate of Amendment will not be filed.

RECOMMENDATION AND REQUIRED VOTE

     The Board of Directors has unanimously approved the amendment. The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock is required to approve the amendment. For purposes of the vote regarding the amendment, abstentious and broker non-votes will have the same effect as a vote "against" approval of the amendment. The Board of Directors is of the opinion that the amendment is advisable and in the best interests of the Company and the stockholders and recommends a vote "for" the approval of the amendment. All proxies will be voted to approve the amendment unless a contrary vote is indicated on the enclosed proxy card.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                   PROPOSAL 3

                        PROPOSAL TO APPROVE AND ADOPT THE
                    FIRST HORIZON PHARMACEUTICAL CORPORATION
                                 2002 STOCK PLAN

     On April 12, 2002, the Board of Directors, subject to the approval of stockholders, adopted the 2002 Plan. The 2002 Plan shall be effective as of the date of such approval of stockholders ("Effective Date"). Approval of the 2002 Plan is conditioned upon stockholder approval of the amendment to the Company's Restated Certificate of Incorporation increasing the number of the Company's authorized shares of stock as described above. A copy of the 2002 Plan is attached hereto as Appendix A.

     Options and other stock awards may be granted under the 2002 Plan to employees of the Company and its subsidiary, directors of the Company and consultants and advisors. The following discussion summarizes the 2002 Plan. On February 14, 2000, the Board of Directors adopted the First Horizon Pharmaceutical Corporation 2000 Stock Plan. The 2000 Stock Plan provides for the grant of options and other awards to acquire up to a maximum of 3,000,000 shares of common stock, subject to certain adjustments. Currently 776,220 shares remain available for grants under the 2000 Stock Plan. Upon the Effective Date of the 2002 Plan, the Company will not grant, award or sell any further options or shares of common stock under the 2000 Stock Plan (other than issuance of shares of common stock pursuant to options previously granted under the 2000 Stock
Plan).

Shares Reserved for the Plan

     The Company's 2002 Plan provides for the grant of options ("Options"), other stock awards ("Stock Awards") and sales of Common Stock ("Stock Sales") (collectively "Awards") to acquire shares of common stock. Subject to the information set forth below, the aggregate number of shares of common stock of the Company available for grants of Options, grants of Stock Awards and Stock Sales during any fiscal year of the Company shall be (i) seven percent (7%) of the outstanding shares of common stock on the last day of the immediately preceding fiscal year of the Company, as such number is determined by the Company to calculate the fully diluted earnings per share of such preceding fiscal year and as such number may be further adjusted pursuant to Corporate Transactions (as described below), if applicable, reduced by (ii) the number of shares of common stock for which grants of Awards have been made under the 2002 Plan.

     If an Option, Stock Award or Stock Sale made under the 2002 Plan expires or terminates for any reason without having been exercised in full or without having been vested, then the shares subject to the unexercised, unvested or forfeited portion thereof shall again be available for the purposes of the 2002 Plan.

     Notwithstanding the above, in no event shall the number of shares of common stock applicable to ISOs under the 2002 Plan exceed 1,000,000 shares, as such number may be adjusted in accordance with Corporate Transactions.

     In addition, a maximum of 750,000 shares may be issued under Options, Stock Awards and Stock Sales to any one individual during any calendar year. This maximum is subject to adjustment in the event of stock dividends, stock splits, combination of shares, recapitalization, reorganization, merger, consolidation, split-up, spin-off, exchange of shares or other changes in the Company's outstanding common stock ("Corporate Transactions"). Any such adjustment will be made by the Plan Committee (as defined below). These plan maximums shall not be reduced for shares subject to plans assumed by the Company in an acquisition of an interest in another company. Shares subject to Awards that are forfeited or canceled shall again be available for new Awards under the 2002 Plan. Shares issued under the 2002 Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     The 2002 Plan permits the grant of incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-qualified stock options ("NSOs") and other Stock Awards and Stock Sales. The Compensation Committee and Stock Option Subcommittee will determine the terms and conditions of options granted under the 2002 Plan, including the exercise price ("Exercise Price"), which in the case of ISOs may not be less than the fair market value of the Company's common stock on the date of grant, all subject to certain limitations provided under the 2002 Plan.

     Awards may be settled through cash payments, the delivery of shares of common stock, sales by third parties of stock acquired upon exercise of the option, or a combination thereof as the Plan Committee shall determine. Any Award settlement, including payment deferrals, may be subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred common stock equivalents.

Purpose of Plan

     The Company desires to (i) attract and retain persons eligible to participate in the 2002 Plan ("Participants"); (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals and (iii) further identify Participants' interests with those of the Company's other stockholders through compensation that is based on the Company's common stock; and thereby promote the long-term financial interest of the Company. A portion of the Options issued pursuant to the 2002 Plan may constitute ISOs within the meaning of Section 422 of the Code, or any succeeding provisions. The 2002 Plan is not qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

Administration of the Plan

     The 2002 Plan will be administered by the Compensation Committee appointed by the Board of Directors of the Company except that the Stock Option Subcommittee may administer the Plan to the extent that it relates to option grants to non-executive employees (collectively referred to as the "Plan

Committee"). Subject to the terms of the 2002 Plan, in administering the 2002 Plan and the Awards granted under the 2002 Plan, the Plan Committee will have the authority to:

     o determine the directors, officers and employees of the Company and its consultants and advisors to whom Awards may be granted;
     o    determine the amount and nature of Awards;
     o    determine the Exercise Price;
     o    determine the period within which Options may be exercised;
     o    determine the other terms and conditions of Awards; and
     o determine the meaning and application of the provisions of the 2002 Plan and all grant agreements made under the 2002 Plan.

     The current Plan Committee members are Jon S. Saxe, Pierre Lapalme and Patrick J. Zenner. The current Stock Option Subcommittee member is Mahendra G. Shah, Ph.D.

Amendment of the Plan

     The 2002 Plan may be terminated or amended by the Board of Directors at any time, except that:

     o    The  number  of  shares of common  stock  which  may be  reserved  for issuance under the 2002 Plan shall not be increased without shareholder approval except as provided pursuant to Corporate Transactions and pursuant to the adjustment based upon the number of outstanding shares of the Company's common stock discussed above;

     o The Exercise Price subject to ISOs may not be fixed at less than 100% of the fair market value of a share of common stock on the date the Option is granted;

     o    The expiration date of the 2002 Plan may not be extended;

     o The maximum period of ten (10) years during which Options may be exercised may not be extended;

     o The class of persons eligible to receive grants under the 2002 Plan as set forth in Section 3 of the 2002 Plan shall not be changed without shareholder approval; and

     o    The benefits accruing to Participants may not be materially increased.

     Except as otherwise provided in the 2002 Plan, in no event may action by the Board of Directors or stockholders to amend the 2002 Plan alter or impair the rights of a then existing Participant, without their consent.

Eligibility for Participation

     Each person who is serving as an officer or employee of the Company or its subsidiary or a director of the Company is eligible to participate in the 2002 Plan. Furthermore, certain consultants and advisors to the Company may also be eligible to participate in the 2002 Plan.

     Nothing contained in the 2002 Plan or in any Award agreement may confer upon any person any right to continue as director, officer or employee of the

Company or its subsidiaries or as a consultant or advisor, or limit in any way any right of stockholders or of the Board of Directors, as applicable, to remove such person.

New Plan Benefits

     No Awards have been granted under the 2002 Plan. No determination has been made by the Board of Directors or the Plan Committee regarding the number of Awards to be granted to any executive officer, executive officers as a group or non-executive employees. The Company has a non-employee director compensation policy whereby non-employee directors receive a certain number of Options upon election to the Board of Directors and annually after the annual meeting of stockholders.

Exercise Price and Vesting

     The exercise price per share for each Option shall be at whatever price is approved by the Plan Committee but in the case of ISOs shall not be less than the fair market value per share of common stock on the grant date and except that in the case of an ISO to be granted to an employee owning more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price per share shall be not less than 110% of the fair market value per share of common stock on the grant date. The "fair market value" shall be the mean of the high and the low sales price of the Company's common stock on the Nasdaq National Market on the grant date.

Adjustments to Exercise Price and Number of Shares; Change of Control

     Corporate Transactions. In the event of a Corporate Transaction, the Plan Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Plan Committee may include adjustment of:

     o    the number and kind of shares  which may be  delivered  under the 2002
          Plan;
     o    the number and kind of shares subject to outstanding Awards; and
     o the Exercise Price of outstanding Options as well as any other adjustments that the Plan Committee determines to be equitable.

     Change in Control. Subject to the provisions of the 2002 Plan relating to the adjustment of shares in Corporate Transactions, and except as otherwise provided in the 2002 Plan or the Award agreement reflecting the applicable Award, upon the occurrence of a Change in Control, as defined below, all outstanding Options granted under the 2002 Plan will become fully vested and exercisable and all Stock Awards or shares acquired in Stock Sales under the 2002 Plan will become fully vested. "Change of Control" means a change in the beneficial ownership of the Company's voting stock or a change in the composition of the Board of Directors which occurs as follows:

     o the acquisition (other than by a direct purchase of shares from the Company by any "person," including a "syndication" or "group", as those terms are used in Section 13(d)(3) or 14(d)(2) of the Exchange Act, of securities of representing 20% or more of the combined voting power of the Company's then outstanding voting securities, which is any security that ordinarily possesses the power to vote in the election of the Board of Directors of a corporation without the happening of any precondition or contingency;

     o the Company is merged or consolidated with another corporation and immediately after giving effect to the merger or consolidation either
          (i) less than 80% of the outstanding voting securities of the surviving or resulting entity are then beneficially owned in the aggregate by (x) the stockholders of the Company immediately prior to such merger or consolidation, or (y) if a record date has been set to determine the stockholders of the Company entitled to vote on such merger or consolidation, the stockholders of the Company as of such record date;

     o if at any time during a calendar year a majority of the directors of the Company are not persons who were directors at the beginning of the calendar year; or

     o the Company transfers substantially all of its assets to another corporation which is a less than 80% owned subsidiary of the Company.

Duration and Termination of 2002 Plan and Options

     The 2002 Plan will have a duration of ten years from the date the 2002 Plan is approved by stockholders; provided that in the event of 2002 Plan termination, the 2002 Plan will remain in effect as long as any Awards under it are outstanding; provided, further however, that, no Award may be granted under the 2002 Plan on a date that is more than ten years from the date the 2002 Plan is approved by stockholders.

     Each Option expires on the expiration date specified by the Plan Committee, except:

     o upon the death of a Participant, any vested Option may be exercised (to the extent exercisable on the date of death) within 12 months following the date of death or within such shorter period as the Plan Committee prescribes in the Option agreement, by the Participant's representative or by the person entitled under the Participant's will or the laws of intestate succession;

     o upon the disability (within the meaning of Section 22(e)(3) of the Code) of a Participant, any vested Option may be exercised (to the extent exercisable as of the date of disability), within 12 months following disability, or within such shorter period as the Plan Committee prescribes in the Option agreement; and

     o in the event an officer, director or employee ceases to serve as an officer or director or employee of the Company or a nonemployee ceases to provide services to the Company for any reason other than as set forth above, any Option will terminate at either (i) 60 days after the date their employment terminates or a non-employee ceases providing services to the Company or (ii) such later date as determined by the Plan Committee and set forth in the grant agreement for any grants other than ISOs.

     The Plan Committee may also permit the grantee of ISOs in whole or in part to convert such Options into NSOs prior to expiration of the ISO.

Means of Exercise of Options

     An Option will be exercisable in accordance with the terms and conditions and during such periods as may be established by the Committee. The payment of the exercise price of an Option granted under the 2002 Plan shall be subject to the following:

     o the full exercise price for shares of common stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the

          Plan Committee and described below, payment may be made as soon as practicable after the exercise);

     o the exercise price shall be payable in cash or by tendering shares of common stock (by either actual delivery of shares, if permitted by the Plan Committee with such shares valued at fair market value as of the day of exercise or by attestation), or by constructively surrendering common stock already owned by the Participant for at least six months, or in any combination thereof, as determined by the Plan Committee; and

     o the Plan Committee may permit a Participant to elect to pay the exercise price upon the exercise of an Option by authorizing a third party to sell shares of common stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise, or the Company may choose to retain sufficient shares from the Option exercise in satisfaction of the exercise price and tax withholding.

Non-Transferability of Awards

     Except as provided by the Plan Committee, no Award is transferable except by will or by the laws of descent and distribution. Shares subject to Awards granted under the 2002 Plan that have lapsed or terminated may again be subject to Awards granted under the 2002 Plan.

Restrictions on Stock Awards

     Each Stock Award will be subject to such conditions, restrictions and contingencies as the Plan Committee determines. These may include restrictions concerning transferability, voting, repurchase by the Company and forfeiture of the shares of Stock awarded, together with such other restrictions as may be determined by the Plan Committee. Unless otherwise determined by the Plan Committee, shares awarded as a stock bonus to an officer or director may not be sold until six months after the date of the Stock Award.

Stock Sales

     The Plan Committee may issue common stock under the 2002 Plan for such consideration (including promissory notes and services) as determined by the Plan Committee. Stock issued under the 2002 Plan shall be subject to the terms, conditions and restrictions determined by the Plan Committee. The restrictions may include restrictions concerning transferability, voting, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Plan Committee.

Tax Treatment

     The following discussion addresses certain anticipated federal income tax consequences to recipients of Awards made under the 2002 Plan. It is based on the Code and interpretations thereof as in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

     A company, such as the Company, for which an individual is performing services will generally be allowed to deduct amounts that are includable in the income of such person as compensation income at the time such amounts are so includable, provided that such amounts qualify as reasonable compensation for the services rendered. This general rule will apply to the deductibility of a Participant's compensation income resulting from participation in the 2002 Plan. The timing and amount of deductions available to the Company as a result of the 2002 Plan will, therefore, depend upon the timing and amount of compensation income recognized by a Participant as a result of participation in the 2002 Plan. The following discusses the timing and amount of compensation income that will be recognized by Participants and the accompanying deduction that will be available to the Company.

     ISOs. A Participant to whom an ISO that qualifies under Section 422 of the Code is granted generally will not recognize compensation income (and the Company will not be entitled to a deduction) upon the grant or the exercise of the Option. To obtain nonrecognition treatment upon exercise of an ISO, however, the Participant must be an employee of the Company or a subsidiary continuously from the date of grant of the Option until three months prior to the exercise of the Option. If termination of employment is due to disability of the Participant, ISO treatment will be available if the Option is exercised within one year of termination. If termination of employment is due to death of the participant, ISO treatment is generally available (without regard to the three-month or one-year exercise periods noted above) upon any exercise of the Option, pursuant to the terms of the Option by the Participant's estate or any person who acquired the Option by bequest, inheritance, or otherwise by reason of the Participant's death. If an Option originally designated as an ISO is exercised after those periods, the Option will be treated as an NSO for income tax purposes, and compensation income will be recognized by the Participant (and a deduction will be available to the Company) in accordance with the rules discussed below concerning NSOs.

     The Code provides that ISO treatment will not be available to the extent that the fair market value of shares subject to ISOs (determined as of the date of grant of the ISOs) that become exercisable for the first time during any year exceed $100,000. If the $100,000 limitation is exceeded in any year, the Options with the earliest grant date that become exercisable for the first time in the year will be applied against the $100,000 limitation and continue to be treated as ISOs until the $100,000 limitation is met, with all other Options that become exercisable for the first time in the year in excess of the limitation being treated as NSOs when exercised.

     Although a Participant may not recognize compensation income upon exercise of an ISO, the excess of the fair market value of the shares of common stock received over the exercise price for the Option can affect the optionee's alternative minimum tax liability under applicable provisions of the Code. The increase, if any, in an optionee's alternative minimum tax liability resulting from exercise of an ISO will not, however, create a deductible compensation expense for the Company.

     When a Participant sells shares of common stock received upon exercise of an ISO, and such sale occurs more than one year after the exercise of the Option and more than two years after the grant of the Option, the Participant will normally not recognize any compensation income, but will instead recognize capital gain or loss from the sale in an amount equal to the difference between the sales price for the shares of common stock and the Option exercise price. Under current law, a participant who holds ISO shares for more than twelve (12) months after exercise of an ISO will be subject to a maximum tax rate of 20% on the capital gains recognized upon the sale of the ISO Shares. The 20% capital gains rate will be reduced to 18% if the participant holds the stock for more than five years, provided that the participant's holding period for such stock began after December 31, 2000.

     If, however, a Participant sells the shares of common stock within one year after exercising the ISO or within two years after the grant of the ISO (an "Early Disposition"), the Participant will recognize compensation income (and the Company will be entitled to a deduction) in an amount equal to the lesser of
(i) the excess, if any, of the fair market value of the shares of common stock on the date of exercise of the Option over the Option exercise price, and (ii) the excess, if any, of the sale price for the shares over the Option exercise price. Any other gain or loss on such sales (in addition to the compensation income mentioned previously) will normally be capital gain or loss.

     If a Participant exercises an ISO by using shares of common stock ("Tendered Shares") previously acquired by him under another ISO and held by the Participant for less than one year after the date of exercise or two years after the grant of the prior ISO, the surrender of the Tendered Shares will be an Early Disposition. As a result, the Participant will recognize compensation income in an amount equal to the difference between the exercise price at which the Tendered Shares were acquired and the fair market value of the Tendered Shares, either at the time the prior ISO was exercised or at the time of the surrender of the Tendered Shares, whichever is less. A number of the shares of common stock acquired by exercise of the ISO equal to the number of Tendered Shares will have a basis equal to the basis of the Tendered Shares, increased, if applicable, by the amount of compensation income recognized as a result of the disposition of the Tendered Shares. Such shares of common stock will have a carryover capital gain holding period. The basis of the number of shares of common stock received in excess of the number of Tendered Shares ("Excess Shares") will be zero, and their capital gain holding period will begin on the date the ISO was exercised. The Participant will not recognize income with respect to these excess shares, however, if the other requirements for ISO income nonrecognition (e.g., holding the shares for at least one year after exercising the ISO, etc.) have been met.

     NSOs. A Participant to whom an NSO is granted will not normally recognize income at the time of grant of the Option. When a Participant exercises an NSO, the Participant will generally recognize compensation income (and the Company will be entitled to a deduction) in an amount equal to the excess, if any, of the fair market value of the shares of common stock when acquired over the Option exercise price. The amount of gain or loss recognized by a Participant from a subsequent sale of shares of common stock acquired from the exercise of an NSO will be equal to the difference between the sales price for the shares of common stock and the sum of the exercise price of the Option plus the amount of compensation income recognized by the Participant upon exercise of the Option. Under current law, a participant who holds ISO shares for more than twelve (12) months after exercise of an ISO will be subject to a maximum tax rate of 20% on the capital gains recognized upon the sale of the ISO Shares. The 20% capital gains rate will be reduced to 18% if the participant holds the stock for more than five years, provided that the participant's holding period for such stock began after December 31, 2000.

     A Participant who exercises an NSO by using Tendered Shares (i) will not recognize income as a result of the exercise of the NSO with respect to the number of shares of common stock which equal the number of Tendered Shares and
(ii) will receive a carryover of the basis and holding period of the Tendered Shares for such number of shares of common stock. Receipt of Excess Shares will cause the Participant to recognize compensation income (and entitle the Company to a deduction) in an amount equal to the fair market value of the Excess Shares on the date the NSO was exercised. The Participant's basis for such number of Excess Shares will equal the amount of compensation income recognized as a result of the exercise of the NSO, and the capital gain holding period for the Excess Shares will begin on the date the NSO was exercised.

     Restricted Stock Awards and Stock Sales. If stock received pursuant to a Stock Award or a Stock Sale made through the 2002 Plan is subject to a restriction on continued ownership which is dependent upon the recipient continuing to perform services for the Company or its affiliated companies (a "risk of forfeiture"), the Participant should not recognize compensation income upon receipt of the shares of common stock unless he/she makes a so-called "83(b) election," as discussed below. Instead, the Participant will recognize compensation income (and the Company will be entitled to a deduction) when the shares of common stock are no longer subject to a risk of forfeiture, in an amount equal to the fair market value of the stock at that time. Absent a Participant making an 83(b) election, dividends paid with respect to shares of common stock that are subject to a risk of forfeiture will be treated as compensation income for the Participant (and a compensation deduction will be available to the Company for the dividend) until the shares of common stock are no longer subject to a risk of forfeiture.

     Different tax rules will apply to a Participant who receives shares of common stock subject to a risk of forfeiture if the Participant files 83(b) election. If, within 30 days of receipt of the shares of common stock, a Participant files an 83(b) election with the Internal Revenue Service and the Company, then, notwithstanding that the shares of common stock are subject to a risk of forfeiture, the Participant will recognize compensation income upon receipt of the shares of common stock (and the Company will be entitled to a deduction) in an amount equal to the fair market value of the stock at the time of the award. If the 83(b) election is made, any dividends paid with respect to the shares of common stock will not result in compensation income for the Participant (and will not entitle the Company to a deduction). Rather, the dividends paid will be treated as any other dividends paid with respect to common stock, as noncompensatory ordinary income.

Tax Withholding

     Whenever the Company proposes, or is required, to distribute shares under the 2002 Plan, the Company may require the recipient to satisfy any federal, state and local tax withholding requirements prior to the delivery of any certificate for such shares or, in the discretion of the Plan Committee, the Company may withhold from the shares to be delivered shares sufficient to satisfy all or a portion of such tax withholding requirements.

Unfunded Status of the 2002 Plan

     The 2002 Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained in the 2002 Plan shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors selected Arthur Andersen LLP to audit the financial statements of the Company for the fiscal year ended December 31, 2001. The Board of Directors has not selected an accounting firm to audit the Company's financial statements for the year ended December 31, 2002. The Board of Directors and the Audit Committee continue to evaluate all relevant facts and circumstances related to Arthur Andersen LLP and the selection of an independent auditing firm to audit the Company's financial statements for the year ended December 31, 2002. It is expected that a representative of Arthur Andersen LLP will be present at the Annual Meeting to respond to any appropriate questions and to make a statement on behalf of his or her firm, if such representative so desires.

                          TRANSACTION OF OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                          FUTURE STOCKHOLDER PROPOSALS

     Proposals by stockholders intended to be presented at the Company's 2003 Annual Meeting of Stockholders must be received by the Company at its Corporate Headquarters no later than December 24, 2002, in order to be included in the Company's 2002 Proxy Statement. However, in the event that the date of the Company's 2003 Annual Meeting is changed by more than 30 days from this year's Annual Meeting, then proposals must be received within a reasonable time before the Company begins to print and mail its proxy materials.

     The Company's Amended and Restated Bylaws require that in order for stockholders to nominate Directors or bring matters before an Annual Meeting, stockholders must provide notice to the Company's Corporate Headquarters no later than 90 calendar days and no earlier than 130 calendar days prior to the anniversary date of this year's Annual Meeting. In the event that the date of the Company's 2003 Annual Meeting is scheduled to be held on a date more than 30 days prior to or delayed by more than 60 days after the anniversary date of this year's Annual Meeting, stockholders must provide such notice no later than the later of 90 days prior to the 2003 Annual Meeting or the tenth day following the day on which the notice of the date of the 2003 Annual Meeting was mailed or disclosed by the Company. The Company's Amended and Restated Bylaws specify the procedures and notice requirements for submitting proposals or nominating Directors.

                ------------------------------------------------


     Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

     Upon The Written Request Of Any Record Or Beneficial Owner Of Common Stock Of First Horizon Whose Proxy Was Solicited In Connection With The 2002 Annual Meeting Of Stockholders, First Horizon Will Furnish Such Owner, Without Charge, A Copy Of Its Annual Report On Form 10-K Without Exhibits For Its Fiscal Year Ended December 31, 2001. Request For A Copy Of Such Annual Report On Form 10-K Should Be Addressed To Sylvia Bedgood, Executive Assistant, First Horizon
Pharmaceutical  Corporation,  6195 Shiloh  Road,  Alpharetta,  Roswell,  Georgia
30005.

     It Is Important That Proxies Be Returned Promptly. Stockholders Who Do Not Expect To Attend The Meeting In Person Are Urged To Sign, Complete, Date And Return The Proxy Card In The Enclosed Envelope, To Which No Postage Need Be Affixed.

                                            By Order of the Board of Directors

                                            /s/ Mahendra G. Shah, Ph.D.
                                            ----------------------------
                                            Mahendra G. Shah, Ph.D.
                                            Chairman, Chief Executive Officer
                                            and President

April 24, 2002

                                                                      APPENDIX A

                    FIRST HORIZON PHARMACEUTICAL CORPORATION

                                 2002 STOCK PLAN


     1. Purpose. The purpose of the 2002 Stock Plan (the "Plan") is to (a) attract and retain persons eligible to participate in the Plan; (b) motivate participants, by means of appropriate incentives, to achieve long-range goals; and (c) further identify participants' interests with those of the Company's shareholders through compensation that is based on the Company's common stock to promote the long-term financial interest of the Company, including the growth in value of the Company's equity and the enhancement of shareholder return. The term "Company" means First Horizon Pharmaceutical Corporation and its Subsidiaries. The term "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute. The term "Subsidiary" shall have the meaning set forth in Section 424(f) of the Code.

     2. Types of Grants. The Plan Committee (as defined below) may, from time to time, take the following action separately or in combination under the Plan:

          (a) grant incentive stock options, as defined in Section 422 of the Code, as provided in Section 7 hereof;

          (b) grant nonqualified stock options as provided in Section 8 hereof;

          (c) grant stock awards as provided in Section 9 hereof; or

          (d) sell shares as provided in Section 10 hereof.

     3. Eligibility; Maximum Annual Grants to any Individual. Officers, directors employees, advisors and consultants of the Company shall be eligible to participate in the Plan at the discretion of the Plan Committee; provided, however, that if and to the extent any state or federal securities laws, rules or regulations limit the eligible participants to employees of the Company or otherwise, then the eligible participants in such jurisdiction shall be so limited under this Plan; and further provided that only full-time employees of the Company may receive incentive stock options. To comply with Section 162(m) of the Code, the maximum number of shares that may be covered by grants under this Plan to any one individual during any calendar year is no more than 750,000 shares or the number of shares of Stock, which, in accordance with the provisions of Section 6 below, shall be substituted therefor.

     4. Administration. (a) The Plan shall be administered by a plan committee (the "Plan Committee") established by the Board of Directors of First Horizon Pharmaceutical Corporation (the "Board"), which shall appoint and remove members of the Plan Committee in its discretion subject only to the requirements set forth herein. The Plan Committee shall consist of two or more members of the Board who are nonemployee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, if deemed appropriate are outside directors within the meaning of Section 162(m) of the Code. The Plan Committee shall determine the meaning and application of the provisions of the Plan and all grant agreements executed pursuant thereto, and its decisions shall be conclusive and binding upon all interested persons. Subject to the provisions of the Plan, the Plan Committee shall have the sole authority to determine: (i) the persons to whom grants shall be made; (ii) the amount and nature of the grants; (iii) the price to be paid for the Stock upon the exercise of each option; (iv) the period within which each option may be exercised; and (v) the other terms and conditions of the grants.

          (b) Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Plan Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked or modified by the Plan Committee at any time.

     5. Number of Shares Available under Plan. (a) Subject to Sections 5(b) and 5(c) below, the aggregate number of shares of Common Stock of First Horizon Pharmaceutical Corporation ("Stock") available for grants of options under Sections 7 and 8 below, grants of awards under Section 9 below, and the sale of shares under Section 10 below during any fiscal year of the Company shall be (i) seven percent (7%) of the outstanding shares of Stock on the last day of the immediately preceding fiscal year of First Horizon Pharmaceutical Corporation, as such number is determined by the Company to calculate the fully diluted earnings per share of such preceding fiscal year and as such number may be further adjusted under Section 6 below, if applicable, reduced by (ii) the number of shares of Stock for which grants, awards, and sales have been made under the Plan. If an option, stock award or stock sale made under the Plan shall expire or terminate for any reason without having been exercised in full or without having been vested, then the shares subject to the unexercised, unvested or forfeited portion thereof shall again be available for the purposes of the Plan.

          (b) Notwithstanding the terms of Section 5(a)(i) above, in no event shall the number of shares of Stock applicable to Incentive Stock Options under the Plan exceed 1,000,000 shares, as such number may be adjusted in accordance with Section 6 below.

          (c) The number of shares of Stock to be available under the Plan shall be deemed available upon the Company obtaining both Board of Director and stockholder approval of the Plan (the "Effective Date"). Following the Effective Date, the Company shall not thereafter grant, award or sell any further options or shares of Common Stock under the Company's 2000 Stock Plan (other than issue shares of Common Stock pursuant to options granted under the 2000 Stock Plan prior to the Effective Date). Previously, upon the Company's completion of its initial public offering in June 2000, the Company discontinued any further grants, awards or sales of options or shares of Common Stock under the Company's 1997 Non-Qualified Stock Option Plan.

     6. Adjustment to Number of Shares and Exercise Price. In the event of changes in the outstanding Stock by reason of stock dividends, split-ups, consolidations, recapitalizations, reorganizations or similar events (as determined by the Plan Committee), an appropriate adjustment shall be made by the Plan Committee in the number of shares reserved under the Plan, in the number of shares set forth in Sections 3 and 5 above, in the number of shares and the option price per share specified in any stock option agreement with respect to any unpurchased shares, and the maximum number of shares that may be covered by grants under this Plan to any one individual during any calendar year. The determination of the Plan Committee as to what adjustments shall be made shall be conclusive. Adjustments for any options to purchase fractional shares shall also be determined by the Plan Committee. The Plan Committee shall give prompt notice to all grantees of any adjustment pursuant to this Section.

     7. Incentive Stock Options. It is intended that options granted pursuant to this Section 7 qualify as incentive stock options as defined in Section 422 of the Code. Incentive stock options shall be granted only to employees of the

Company. Each stock option shall be subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Plan Committee may deem appropriate and may be set forth in the grant agreement:

          (a) Limitation on Amount of Incentive Stock Options Becoming Exercisable in Any One Calendar Year. The aggregate Fair Market Value (determined as of the time the option is granted) of Stock with respect to which incentive stock options are exercisable for the first time by the grantee during any calendar year (under the Plan and all other incentive stock option plans of the Company) shall not exceed $100,000.

          (b) Incentive Stock Option Price. The price to be paid for each share of Stock upon the exercise of each incentive stock option shall be determined by the Plan Committee at the time the option is granted, but shall in no event be less than 100% of the Fair Market Value (as defined below) of the shares on the date the option is granted, or not less than 110% of the Fair Market Value of such shares on the date such option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or Subsidiaries. The "date the option is granted" means the date on which the Plan Committee authorizes the grant of an option under this Plan. For purposes of determining the "Fair Market Value" of a share of Stock under this Plan, the following rules shall apply:

               (i) If the Stock is at the time listed or admitted to trading on any stock exchange (including the Nasdaq National Stock Market), then the "Fair Market Value" shall be the mean between the lowest and highest reported sale prices of the Stock on the date in question on the principal exchange on which the Stock is then listed or admitted to trading. If no reported sale of Stock takes place on the date in question on the principal exchange, then the reported closing sale price of the Stock on such date on the principal exchange shall be determinative of "Fair Market Value"; provided, however, that the Plan Committee may establish the "Fair Market Value" in such other manner as may be reasonably determined in good faith by the Plan Committee based on the reported sale prices of the Stock on such stock exchange.


               (ii) If the Stock is not at the time listed or admitted to trading on a stock exchange, the "Fair Market Value" shall be the mean between the closing reported sale price of the Stock on the date in question in the over-the-counter market.

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

          (d) Limitation on Duration of Incentive Stock Options. The period within which an incentive stock option may be exercised shall be determined by the Plan Committee at the time the option is granted; provided, however, that in no event shall any incentive stock option granted hereunder be exercisable more than ten years from the date the option was granted nor more than five years from the date the option was granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company.

          (e) Payment for Stock upon Exercise of Option. The option exercise price for each share of Stock purchased under a stock option shall be paid in full at the time of purchase. The payment of the exercise price of an incentive stock option granted shall be subject to the following:

               (i) The full exercise price for shares of Stock purchased upon the exercise of any stock option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Plan Committee and described in paragraph 6(e)(iii) below, payment may be made as soon as practicable after the exercise).

               (ii) The exercise price shall be payable in cash or by tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) or constructively surrendering Stock already owned by the grantee of the stock option for at least six months (or any shorter or longer period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the stock option's exercise date equal to the aggregate exercise price.

               (iii) The Plan Committee may permit a participant to elect to pay the exercise price upon the exercise of a stock option by authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the stock option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise, or the Company may choose to retain such shares in satisfaction of the exercise price and any tax withholding.

     8. Nonqualified Stock Options. Each nonqualified stock option granted under the Plan shall be evidenced by a stock option agreement between the person to whom such option is granted and the Company. Such stock option agreement shall provide that the option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Plan Committee may deem appropriate and may be set forth in the grant agreement:

          (a) Nonqualified Stock Option Price. The price to be paid for each share of Stock upon the exercise of a nonqualified stock option shall be determined by the Plan Committee at the time the option is granted. To the extent that the Fair Market Value of Stock is relevant to the pricing of the option by the Plan Committee, Fair Market Value of the Stock shall be determined as set forth in Section 7(b) above.

          (b) Limitation on Duration of Nonqualified Stock Option. The period within which a nonqualified stock option may be exercised shall be determined by the Plan Committee at the time the option is granted, but in no event shall such period exceed 10 years from the date the option is granted.

          (c) Payment for Stock upon Exercise of Nonqualified Stock Option. The option exercise price for each share of Stock purchased under a nonqualified stock option shall be paid in full at the time of purchase and shall be subject to the terms and provisions of Section 7(e) above.

     9. Stock Awards. The Plan Committee may award Stock under the Plan as stock bonuses. Stock awarded as a bonus shall be subject to the terms, conditions, and restrictions determined by the Plan Committee. The restrictions may include restrictions concerning transferability, voting, repurchase by the Company and forfeiture of the shares of Stock awarded, together with such other restrictions as may be determined by the Plan Committee. If shares of Stock are subject to forfeiture, all dividends or other distributions paid by the Company with respect to the shares of Stock shall be retained by the Company until the shares of Stock are no longer subject to forfeiture, at which time all accumulated amounts shall be paid to the recipient. The Plan Committee may require the recipient to sign an agreement as a condition of the award, but may not require the recipient to pay any monetary consideration other than amounts necessary to satisfy tax withholding requirements. The agreement may contain any terms, conditions, restrictions, representations and warranties required by the Plan Committee. The certificates representing the shares awarded shall bear any legends required by the Plan Committee. Unless otherwise determined by the Plan Committee, shares awarded as a stock bonus to an officer or director may not be sold until six months after the date of the award. Upon the issuance of a stock award, the number of shares of Stock reserved for issuance under the Plan shall be reduced by the number of shares of Stock issued.

     10. Sale of Stock. The Plan Committee may issue Stock under the Plan for such consideration (including promissory notes and services) as determined by the Plan Committee. Stock issued under the Plan shall be subject to the terms, conditions and restrictions determined by the Plan Committee. The restrictions may include restrictions concerning transferability, voting, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Plan Committee. If shares of Stock are subject to forfeiture or repurchase by the Company, all dividends or other distributions paid by the Company with respect to the shares of Stock shall be retained by the Company until the shares of Stock are no longer subject to forfeiture or repurchase, at which time all accumulated amounts shall be paid to the recipient. All Stock issued pursuant to this Section 10 shall be subject to a purchase or subscription agreement, which shall be executed by the Company and the prospective recipient of the shares prior to the delivery of certificates representing such shares to the recipient. The purchase agreement may contain any terms, conditions, restrictions, representations and warranties required by the Plan Committee. The certificates representing the shares of Stock shall bear any legends required by the Plan Committee. Upon the issuance of Stock under this Section 10, the number of shares of Stock reserved for issuance under the Plan shall be reduced by the number of shares of Stock issued.

     11. Nontransferability. The options granted pursuant to the Plan shall be nontransferable except by will or the laws of descent and distribution of the state or county of the grantee's domicile at the time of death, or, except in the case of incentive stock options, pursuant to a qualified domestic relations order defined under the Code or Title I of the Employee Retirement Income Security Act, and shall be exercisable during the grantee's lifetime only by him (or, except with respect to incentive stock options, in the case of a transfer pursuant to a qualified domestic relations order, by the transferee under such qualified domestic relations order) and after grantee's death, by grantee's personal representative or by the person entitled thereto under grantee's will or the laws of intestate succession.

     12. Effect of Termination of Grantee's Employment or Other Relationship with Company. Upon termination of the grantee's employment or other relationship with the Company, grantee's rights to exercise vested options then held by grantee shall be as follows, except that to the extent such periods are more restrictive in the grantee's agreement with the Company the shorter period specified in the agreement shall apply:

          (a) Death of Grantee. Upon the death of a grantee, any vested option may be exercised (to the extent exercisable on the date of death) within 12 months following the date of death or within such shorter period as the Plan Committee as the Plan Committee shall prescribe in the option agreement, by the grantee's representative or by the person entitled thereto under grantee's will or the laws of intestate succession.

          (b) Disability of Grantee. Upon the disability (within the meaning of Section 22(e)(3) of the Code) of a grantee, any vested option may be exercised (to the extent exercisable as of the date of disability), within 12 months following disability, or within such shorter period as the Plan Committee shall prescribe in the option agreement.

          (c) Other Termination. In the event an officer, director or employee ceases to serve as an officer or director or employee of the Company or a nonemployee ceases to provide services to the Company for any reason other than as set forth in (a) and (b), above, any option which grantee holds shall terminate at either (i) 60 days after the date a grantee-employee employment terminates or a grantee-nonemployee ceases providing services to the Company or (ii) such later date as determined by the Plan Committee and set forth in the grant agreement for any grants other than incentive stock options. The foregoing shall not extend any option or beyond the term specified in the grant agreement and such option shall be exercisable only to the extent exercisable at the date of termination of employment or cessation of services. The Plan Committee may in its sole discretion permit the grantee of incentive stock options in whole or in part to convert such options into nonqualified stock options prior to expiration of the incentive stock options.

     13. Change of Control. Upon the occurrence of a Change in Control (as hereinafter defined): All outstanding options granted under this Plan shall become fully vested and exercisable and all Stock awarded or sold under this Plan shall become fully vested. "Change of Control" means a change in the beneficial ownership of the Company's voting stock or a change in the composition of the Board, which occurs as follows:

          (a) The acquisition (other than by a direct purchase of shares from First Horizon Pharmaceutical Corporation ("Horizon")) by any "person," including a "syndication" or "group", as those terms are used in Section 13(d)(3) or 14(d)(2) of the Exchange Act, of securities of representing 20% or more of the combined voting power of Horizon's then outstanding voting securities, which is any security that ordinarily possesses the power to vote in the election of the Board of Directors of a corporation without the happening of any precondition or contingency;

          (b) Horizon is merged or consolidated with another corporation and immediately after giving effect to the merger or consolidation either (i) less than 80% of the outstanding voting securities of the surviving or resulting entity are then beneficially owned in the aggregate by (x) the stockholders of Horizon immediately prior to such merger or consolidation, or (y) if a record date has been set to determine the stockholders of Horizon entitled to vote on such merger or consolidation, the stockholders of Horizon as of such record date;

          (c) If at any time during a calendar year a majority of the directors of Horizon are not persons who were directors at the beginning of the calendar year; or

          (d) Horizon transfers substantially all of its assets to another corporation, which is a less than 80% owned subsidiary of Horizon.

     14. Securities Law Requirements. The Company's obligation to issue shares of its Stock upon exercise of an option upon the grant of Stock awards, or upon the sale of Stock is expressly conditioned upon the completion by the Company of any registration or other qualification of such shares under any state or federal law or rulings and regulations of any government regulatory body or the making of such investment representations or other representations and undertakings by the grantee or the recipient, as the case may be (or grantee's legal representative, heir or legatee, as the case may be), in order to comply with the requirements of any exemption from any such registration or other qualification of such shares which the Company in its sole discretion shall deem necessary or advisable. The Company may refuse to permit the sale or other disposition of any shares acquired pursuant to any such representation until it is satisfied that such sale or other disposition would not be in contravention of applicable state or federal securities law.

     15. Tax Matters. As a condition to the exercise of an option, the vesting or award of a Stock bonus or the vesting or sale of shares of Stock, the Company may require the grantee to pay over to the Company all applicable federal, state and local taxes which the Company is required to withhold. At the discretion of the Plan Committee and upon the request of a grantee, the minimum statutory withholding tax requirements may be satisfied by the withholding of shares of Stock otherwise issuable to the grantee upon the exercise of an option. In the event grantee makes an 83(b) election under Code with respect to any grant under the Plan, or disposes of an incentive stock option in a transaction deemed to be a disqualifying disposition under Section 421 of the Code, then, within 30 days of such 83(b) election or disqualifying disposition, the grantee shall inform the Company of such actions.

     16. Amendments to Plan. The Board of Directors may amend the Plan at any time, except that:

          (a) The number of shares of Stock which may be reserved for issuance under the Plan shall not be increased except as provided in Section 6 above without shareholder approval;

          (b) The option price per share of Stock subject to incentive options may not be fixed at less than 100% of the Fair Market Value of a share of Stock on the date the option is granted;

          (c) The expiration date of this Plan may not be extended;

          (d) The maximum period of ten (10) years during which the options may be exercised may not be extended;

          (e) The class of persons eligible to receive grants under the Plan as set forth in Section 3 shall not be changed without shareholder approval; and

          (f) The benefits accruing to participants under this Plan may not be materially increased.

Except as otherwise provided in this Plan, in no event may action by the Board or shareholders to amend this Plan alter or impair the rights of a then existing grantee, without grantee's consent, under any stock option, award or right previously granted to him hereunder.

     17. Effective Date of Plan; Duration of Plan. This Plan shall become effective upon the approval of the stockholders of the Company (the "Effective Date"); provided, however, that to the extent that grants are made under this Plan prior to its approval by the stockholders, the grants shall be contingent on approval of the Plan by the stockholders of the Company at such meeting. The Plan shall have a duration of ten years from the Effective Date; provided that in the event of Plan termination, the Plan shall remain in effect as long as any unexercised or unvested grants under it are outstanding. No grant may be made under the Plan on a date that is more than ten years from the Effective Date.

     18. Grant Agreements. Each option granted and each Stock award or sale of shares of Stock under the Plan shall be evidenced by a written agreement ("Agreement") executed by the Company and accepted by the grantee, which (i) shall contain each of the provisions and agreements herein specifically required to be contained therein or a copy of this Plan attached as an exhibit to the Agreement, (ii) if applicable, shall indicate whether such option is to be an incentive stock option or a nonqualified stock option, and if it is to be an incentive stock option, such Agreement shall contain terms and conditions permitting such option to qualify for treatment as an incentive stock option under Section 422 of the Code (by reference to the Plan or otherwise), (iii) may contain the agreement of the grantee to remain in the employ of, or to render services to, the Company for a period of time to be determined by the Plan Committee (or such terms may be included in a separate agreement with the Company), and (iv) may contain such other terms and conditions as the Plan Committee deems desirable that are consistent with the Plan.

     19. No Implied Right of Employment. Nothing in this Plan or in any grant hereunder shall confer upon any recipient any right to continue in the employ of the Company or to continue to perform services for the Company, or shall interfere with or restrict in any way the rights of the Company to discharge or terminate any officer, director, employee, advisor, independent contractor or consultant at any time for any reason whatsoever, with or without good cause.

PROXY                                                                      PROXY


                    FIRST HORIZON PHARMACEUTICAL CORPORATION
             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                  MAY 24, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mahendra G. Shah, Ph.D. and Jon S. Saxe and each of them, as proxies with full power of substitution to represent and to vote, as designated on the reverse side of this proxy, all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 24, 2002 at the Company's Corporate Headquarters at 6195 Shiloh Road, Alpharetta, Georgia, 30005, and at any postponement(s) or adjournment(s) thereof and, in such proxies' discretion, to vote upon such other business as may properly come before the meeting, all as more fully set forth in the Proxy Statement related to such meeting, receipt of which is hereby acknowledged.



     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEE FOR ELECTION NAMED ON THIS PROXY CARD.

                  (Continued and to be signed on reverse side.)

--------------------------------------------------------------------------------

The Board of  Directors  Recommends            The undersigned acknowledges
a vote FOR Items 1, 2 and 3 below:             receipt from the Company,  prior
1.   Election of two Class C                   to the execution of this proxy,
     Directors Nominees:                       of notice of the Meeting, a
                                               Proxy Statement and an Annual
                           For     Withheld    Report.

Pierre Lapalme            (    )    (    )     Dated: _______________, 2002

                                               Signature(s)____________________
                                               ________________________________


                                               Please sign exactly as your name
                                               appears above on this card. When
                                               signing as attorney, executor,
                                               administrator,  trustee or
                                               guardian, please give your full
                                               title. If shares are held
                                               jointly, each holder should sign.

Patrick J. Zenner          For     Withheld
                          (   )     (    )

2. Approval of Amendment to the
   Company's Restated For Against
   Abstain Certificate of
   Incorporation increasing the
   number of ( ( ) ( ) authorized
   shares of common stock to
   100,000,000.            For     Withheld    Abstain
                          (   )     (    )

3. Approval of 2002 Stock Plan.
                           For      Against    Abstain
                          (   )     (   )       (   )

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE




           PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE.

                INSTRUCTIONS FOR VOTING PROXIES VIA THE INTERNET

     In addition to voting by signing and mailing the enclosed proxy card as described in the Proxy Statement, you can cast your vote for the election of Class C Directors at the 2002 Annual Meeting of Stockholders via the Internet. You can vote by Internet at any time prior to 5:00 p.m. EDT on May 23, 2002. You will need the Control Number printed on the right hand side of your Proxy Card to vote via the Internet. If you do so, you do not need to mail in your Proxy Card.

FOR INTERNET VOTING, FOLLOW THESE FOUR EASY STEPS:

1. Read the accompanying Proxy Statement and Proxy Card.
2. Go to the Website http://www.eproxyvote.com/fhrx.
3. Enter your Voter Control Number located on the right hand side of your Proxy Card.
4. Follow the instructions provided.

HOW TO REVOKE OR CHANGE YOUR VOTE IF YOU VOTE VIA THE INTERNET

You may revoke or change your proxy at any time before it is exercised by:

1. Delivering written notice of revocation to First Horizon's Secretary at First Horizon's Corporate Headquarters;
2. Voting again by Internet; or
3. Voting in person at the Annual Meeting.

Your last vote that we receive will be the vote that is counted.



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